Cassidy & Associates
                  Attorneys at Law
                 215 Apolena Avenue
           Newport Beach, California 92662
                     ----------
             Email:  CassidyLaw@aol.com



Telephone: 202/387-5400              Fax:  949/673-4525

                    July 1, 2013


Era Anagnosti
United States Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549


          Re:  Woodgate Energy Corporation
               Form 8-K
               File No. 0-54834

Gentlemen/Mesdames:

     In response to the letter of comment of June 17, 2013 from the Securities and Exchange Commission to Woodgate Energy Corporation regarding the filing of its Form 8-K,the amended Form 8-K is filed herewith and the Company responds to those comments as follows:

	1.	The change in control did not involve any
acquisition nor merger and was a simple issuance of stock pursuant to which the new shareholders became the majority and controlling shareholders. New officers and directors of the Company were elected. The Company remains a shell company with no operations and will remain so until a merger or other business combination is effected.

	On March 5, 2013, Tiber Creek Corporation, a company owned by a 50% shareholder of the Registrant, entered into an agreement with Prestige O&G, LLC for assistance in the effecting of transactions intended to make E&Pco, LLC, a company under common ownership and control as Prestige O&G, a reporting company.
Tiber Creek Corporation assists companies in becoming public companies either by the filing of a registration statement, typically on Form S-1,or by the merger of such company with an on-going
(albeit without operations) reporting company. The Registrant did not enter into any agreement for the change in control.

	2.  The EDGAR profile has been updated.

	3, The amended Form 8-K has been amended to include the Registrant's telephone number.


                         Sincerely,




                         /s/ Lee W. Cassidy